SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Office of Thrift Supervision Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Jefferson Savings Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Gary L. Holland
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rule O-11(c)(1)(iii), 14a-6(i)(l), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         1) Title of each class of securities to which transaction applies:
            N/A
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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            N/A
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         4) Proposed maximum aggregate value of transaction:
            N/A
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         5) Total fee paid:
            N/A
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[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:  Not Applicable
                                   ---------------------------------------------
         2) Form Schedule or Registration Statement No.:  N/A
                                                        ------------------------
         3) Filing Party:   N/A
                         -------------------------------------------------------
         4) Date Filed:  N/A
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

                                GARY L. HOLLAND
                                    Box 353
                           Harrisburg, Illinois 62902


April ___, 1999


Dear Fellow Stockholder:

         Enclosed is my proxy statement and proxy card relating to the next annual meeting of stockholders of Jefferson Savings Bancorp, Inc. or, if directors are not elected at the annual meeting, the next meeting of stockholders at which directors are elected. Because I am disappointed with the financial performance and stock price of Jefferson, I decided to solicit your vote in favor of electing Joe Siegert, Mike Thaman, Brad Barkau and me to the Board of Directors of Jefferson.

         I urge you to vote FOR the election of Joe Siegert, Mike Thaman, Brad Barkau and me as directors of Jefferson. As you will see from my proxy statement, each nominee has previous financial institution Board experience. If I am elected, I will immediately suggest that the Board of Directors hire a consultant or other advisor to make recommendations to the Board regarding specific measures designed to improve earnings at Jefferson. One effect of these measures hopefully will result in enhanced stockholder value through an increase in Jefferson's stock price. One more item -- I will not rule out pursuing a sale of Jefferson the way the current Board and management seemingly disregarded the proposal approved in 1996 by us as stockholders.

         After you have read my proxy statement, please sign the enclosed BLUE proxy card and return it to me as soon as possible in the enclosed self-addressed, postage pre-paid envelope. If you hold your shares through a broker or bank, please call the person responsible for your account as soon as possible and ask him or her to vote the BLUE proxy card and not to vote the proxy card you may receive from Jefferson.

         Most likely, you also will receive a separate proxy statement and proxy card from the Board of Directors of Jefferson similar to the way you received such materials in the past. I encourage you to sign and return only the enclosed BLUE proxy and not the proxy card you may receive from Jefferson. If you do sign, date and return a BLUE proxy to me and if you then later sign and return a proxy card to Jefferson, only the latter proxy will be counted.

         If you have any questions, please call _____________ at ___________.

                                                  Sincerely,



                                                  Gary L. Holland

                                PROXY STATEMENT
                                       OF
                                GARY L. HOLLAND
                                    Box 353
                           Harrisburg, Illinois 62946

                     Solicitation of Proxies in Opposition
              to Proxies to be Solicited by the Board of Directors

                                  INTRODUCTION

         My name is Gary Holland, and I am one of the largest shareholders of Jefferson Savings Bancorp, Inc. ("Jefferson" or the "Company"), owning approximately 4.1% of the outstanding shares of stock of Jefferson. I am sending this Proxy Statement and the enclosed blue proxy card to the holders of common stock of Jefferson in connection with my solicitation of proxies to be voted at the next Annual Meeting of Stockholders of Jefferson or, if directors are not elected at the next Annual Meeting, then at the next meeting of stockholders at which directors are elected, and at any and all adjournments of that meeting (collectively, the "Stockholders Meeting"). I am soliciting proxies for use at the Stockholders Meeting (i) to vote in favor of the election of Joseph M. Siegert, Mike E. Thaman, Brad Barkau and me to the Board of Directors of Jefferson, (ii) to vote for the ratification of the independent auditors selected by the Board of Directors of Jefferson, if this is presented at the Stockholders Meeting, and (iii) to vote in my discretion on such other matters that may properly be presented at the Stockholders Meeting.

         To permit me to better communicate with my fellow stockholders, the true owners of the Company, I intend to ask Jefferson's management to provide me with a copy of the Company's stockholder list. Assuming they refuse to provide the stockholder's list to me, I will then deliver this Proxy Statement and the accompanying blue proxy to Jefferson or its stock transfer agent for prompt mailing to you in accordance with applicable federal securities laws. I delivered this Proxy Statement to Jefferson or its transfer agent on or about April __, 1999.

         If management solicits proxies for use at the next Stockholders Meeting, you will receive two different proxy statements, each with its own accompanying form of proxy, in connection with the meeting. You are receiving this Proxy Statement and the enclosed blue proxy from me. In the event that management solicits proxies for use at the Stockholders Meeting, you also will receive a separate proxy statement and a proxy card from the Board of Directors of Jefferson (which probably will be white), similar to the way you received these materials in prior years. These two proxy statements will be very different because both the Board of Directors of Jefferson and I will be attempting to obtain authority from you to vote your shares in accordance with our respective recommendations. Even if you plan to attend the Stockholders Meeting, I encourage you to sign and return only the enclosed blue proxy card and not the proxy card which you may receive from Jefferson.

         Only one proxy will be counted and used at the Stockholders Meeting. If you sign, date and mail a blue proxy to me and if you then sign and return a proxy card to Jefferson, only your most recently dated proxy card will be counted when the votes are tabulated. I strongly urge you not to return any proxy card that may be sent to you by the Board of Directors of Jefferson.

                       REASONS WHY I AM SOLICITING PROXIES

         I decided to seek a position on the Board of Directors in an effort to encourage the Board to take action:

                  o         to improve the financial performance of Jefferson;
                            and

                  o         to enhance stockholder value at Jefferson.

I believe that the current directors are not operating Jefferson in a manner that is improving Jefferson's financial performance or enhancing the value of Jefferson's common stock. My belief is supported by the facts: consider for yourself Jefferson's low return on stockholders' equity, Jefferson's low return on total assets, and Jefferson's declining stock price. Management must be held accountable for Jefferson's dismal performance.

               JEFFERSON'S DISMAL PERFORMANCE - LOOK AT THE FACTS

         Based upon the financial information contained in Jefferson's 1998 annual report on Form 10-K filed with the Securities and Exchange Commission, on an undiluted basis for 1998, Jefferson had a return on average assets of 0.60% and had a return on average stockholders' equity of 6.28%. This is Jefferson's second lowest return on average assets and average equity in five years and represents a decline of approximately 26% from its 1997 return on assets of 0.81%, and a decline of approximately 34% from its 1997 return on equity of 9.49%. Additionally, Jefferson's earnings per share on an undiluted basis for 1998 declined from $1.13 per share to 81(cent) per share, an approximate decrease of 28%. Jefferson experienced lower earnings per share, a lower return on assets and return on equity as well as a falling stock price even though the thrift industry as a whole posted record earnings in 1998. Finally, consider the abysmal performance of Jefferson's stock. As of the close of business on April 12, 1999, Jefferson's common stock closed at a price of $11-3/8 per share, an astounding decrease of more than 64% in value since the Company traded at its 52 week high of $31-7/8 on May 27, 1998. To put it another way, if you invested $1000 in Jefferson stock at the closing price of $31-7/8, your initial $1000 investment would now be worth approximately $360 (not including dividends).

         Many observers believe that the true test of a Company's performance is how it compares to industry averages. Jefferson fails this test as well. For the thrift industry in 1998, the return on average assets was .97% and return on average equity was 11.44%, as reported by the Office of Thrift Supervision ("OTS"). On an annualized basis for 1998, thrifts in the OTS's Midwest region (of which Jefferson is a part) had a return on average assets of 1.08% and a return on average equity of 11.96%. I have summarized these facts in the following table.

                       Jefferson      Entire Thrift Industry     Midwest Region
                       ---------      ----------------------     --------------
Return on
  Average Assets         0.60%                0.97%                   1.08%

Return on
  Average Equity         6.28%               11.44%                  11.96%

         As you can see, Jefferson's return on average assets and return on average equity for 1998 were significantly lower than the returns reported by the OTS for the same period.

         If I am elected, I will immediately recommend that the Board of Directors hire a consultant or other advisor which specializes in financial institutions to make recommendations to the Board regarding specific measures designed to improve earnings. One effect of these measures hopefully will result in enhanced stockholder value through an increase in Jefferson's stock price. Additionally, I will not rule out pursuing a sale of Jefferson the way the current Board and management seemingly disregarded the proposal approved in 1996 by stockholders.

         I believe that I can serve the best interests of the stockholders of Jefferson, but I need your support to elect Joe Siegert, Mike Thaman, Brad Barkau and me to the Board of Directors.

         IMPORTANT -- Please sign and date the enclosed Blue proxy and mail it as soon as possible in the self-addressed, postage-prepaid envelope provided. When you receive a proxy card from Jefferson relating to the Stockholders Meeting, please do not sign or return it to Jefferson. If you do so, it may revoke any proxy that you return to me. If you want to revoke the proxy you have given to me, you may do so by signing and returning a new proxy (dated subsequent to any previous proxy), by attending the Stockholders Meeting and voting in person, or by sending a written letter of revocation of your proxy at the address shown on page ____ of this proxy statement.

                              ELECTION OF DIRECTORS

         The By-Laws of Jefferson that are currently on file with the Securities and Exchange Commission provide that the Board of Directors of Jefferson is comprised of seven directors divided into three classes as nearly equal in number as possible. The directors of each class are elected to serve for a term of three years and until their successors have been elected or qualified. One class is to be elected annually by the stockholders of Jefferson. Based upon the present Board configuration, a class of three directors should be elected at the next annual meeting of stockholders for a term expiring at the Annual Meeting in the year 2002. I am soliciting proxies to elect Joe Siegert, Mike Thaman and me to fill this class. In addition, there has been a vacancy for several years in the class of directors whose terms will expire in 2000. Jefferson has never filled this vacancy. Accordingly, I am soliciting proxies to elect Brad Barkau to fill this vacancy.

         The Articles of Incorporation of Jefferson do not permit cumulative voting by stockholders. The nominees who receive the highest number of votes will be elected as directors. I intend to vote only for Joe Siegert, Mike Thaman and myself for election as directors whose term will expire in 2002 as well as for Brad Barkau to fill the vacancy in the class of directors whose term expire in 2000.

         Only your latest dated proxy will be counted at the Stockholders Meeting. If you choose to vote by proxy for Joe Siegert, Mike Thaman, Brad Barkau and me as directors by using the enclosed blue proxy, you may not also use the proxy card that may be provided by Jefferson to vote for any of the directors that may be nominated by the Board of Directors of Jefferson. In addition, you CANNOT use the proxy card that may be provided by the Board of Directors of Jefferson to vote for Joe Siegert, Mike Thaman, Brad Barkau or me.

         I have agreed to serve as a director of Jefferson if elected. Joe Siegert, Mike Thaman and Brad Barkau each has agreed to serve as a director of Jefferson if elected. This is the only agreement or understanding among Joe Siegert, Mike Thaman, Brad Barkau and me. The four nominees for whom I am soliciting proxies have no agreements or understandings as to how they will vote or what actions any of them will propose if elected as a director. Each of the nominees has informed me that, if elected, he will act in a manner that he believes will be in the best interests of Jefferson's stockholders. Each of the nominees also believes that immediate action must be taken to improve Jefferson's financial performance and the value of its stock.

         Unless you instruct me otherwise, I will vote the blue proxies received by me FOR the election of Joe Siegert, Mike Thaman, Brad Barkau and me as directors of Jefferson.

         See the information contained under the heading "Required Approval by the Office of Thrift Supervision" on page ____ of this Proxy Statement.

            INFORMATION ABOUT GARY HOLLAND, JOE SIEGERT, MIKE THAMAN
                                 AND BRAD BARKAU

         The following table shows the number and percentage of the outstanding shares of common stock of Jefferson owned by nominees for election as directors:

              Name                 Number                    Percentage(1)
              ----                 ------                    -------------

         Gary L. Holland           411,200                       4.1%

         Joseph M. Siegert          62,740                       0.6%


              Name                 Number                    Percentage(1)
              ----                 ------                    -------------

         Michael E. Thaman              -0-                      N/A

         Brad Barkau                17,978                       0.2%

         (1) Based upon 10,067,882 shares of common stock of Jefferson outstanding on March 15, 1999, as reported by Jefferson in its 1998 annual report on Form 10-K.

         Based upon Jefferson's proxy statement used in connection with the 1998 annual meeting of stockholders, I own more shares of common stock of Jefferson than any individual director or officer owns. Based upon last year's annual meeting proxy statement, the directors and officers of Jefferson (a group of ten individuals) beneficially owned in the aggregate 1,139,242 shares, or 10.8%, of the common stock of Jefferson. Further, based upon the 1998 annual meeting proxy statement, no director owned more than 1.9% of the outstanding shares of Jefferson.

o   Gary Holland
    ------------

         My principal occupation is currently the President and Founder of Holland Motors Corporation, which is the holding company for two automobile dealerships which sell all lines of General Motors vehicles, a motorcycle dealership, a John Deere dealership and a property leasing company. I founded Holland Motors in 1986. Prior to entering the automobile dealership business, I was the President and Founder of Ajax Engineering Corporation, which I operated for 26 years. Ajax manufactured and remanufactured mining and oil field equipment.

         Additionally, I served as the Chairman of the Board of Directors of the Harrisburg National Bank located in Harrisburg, Illinois and its parent company from January, 1993 to May, 1995, at which time the bank was acquired by CNB Bancshares, Inc. of Evansville, Indiana. Currently, I am serving as a member of the advisory board of Citizens Bank of Illinois. I have served on this advisory board since May, 1995.

         My principal business address is 540 North Commercial, Harrisburg Illinois 62946, and I am 60 years old. The shares of Jefferson common stock that I beneficially own are owned of record by the Gary L. Holland Trust, of which I am the sole trustee and have the sole power to vote and dispose of the shares.

o   Joe Siegert
    -----------

         Joe Siegert's principal occupation is the ownership of his own financial consulting business. He is an independent chartered financial consultant. He has worked in this industry for the past _____ years. He served as a director of Peoples National Bank in Grayville, Illinois from 1979 to 1998, at which time the bank was sold to National City Bancshares, Inc. in Evansville, Indiana. Mr. Siegert holds all of his shares in his brokerage account.

         Mr. Siegert's principal business address is Route 1, Box 85, Grayville, Illinois 62844, and he is 45 years old.

o   Mike Thaman
    -----------

         Mike Thaman's principal occupation is investment banking. He is President of Frontenac Financial Group, Inc., a St. Louis-based investment banking firm which he co-founded in June 1994. Mr. Thaman also is a director and the acting President and Chief Executive Officer of Radiation Centers of America, Inc. ("RCA"), which is a client of Frontenac Financial Group. RCA develops and operates radiation therapy centers, focusing primarily on cancer treatment and other radiation therapy procedures. Mr. Thaman is serving in this position on an interim basis until a permanent president is elected.

         Prior to forming Frontenac Financial Group, Mr. Thaman served as a director and the President and Chief Executive Officer of Nationsmart Corporation, a nationwide multi-unit retail organization based in St. Louis, Missouri. Mr. Thaman joined Nationsmart as a director and Executive Vice President and Chief Operating Officer in November 1992 and was elected President and Chief Executive Officer in June 1993.

         Mr. Thaman also served as Executive Vice President and Chief Financial Officer of Landmark Bancshares Corporation, a $2 billion St. Louis-based bank holding company with 50 locations in Missouri and Illinois, from 1987 to December 1991 when Landmark was merged with Magna Group Inc. of St. Louis to form the region's third largest banking group at that time. Prior to the merger, Landmark was a public company whose common stock was traded on the New York Stock Exchange. Mr. Thaman joined Landmark in 1981 as Vice President and Chief Financial Officer and was promoted to Executive Vice President in 1987. As Executive Vice President, Mr. Thaman directed strategic expansion activities that doubled the number of Landmark retail branches in three years, and directed capital formation programs that raised over $100 million in a five-year period. Mr. Thaman is a certified public accountant and, prior to joining Landmark, practiced for ten years with the St. Louis office of KPMG Peat Marwick, an international public accounting firm. Mr. Thaman also has served on the boards of directors of several privately-held companies, including a St. Louis-based financial institution.

         Mr. Thaman's principal business address is 1401 South Brentwood Boulevard, Suite 585, St. Louis, Missouri 63144, and he is 50 years old.

o   Brad Barkau
    -----------

         Brad Barkau's principal occupation is an attorney. Mr. Barkau was a director of Landmark Trust Company, a subsidiary of Landmark Bancshares Corporation in St. Louis, Missouri for several years. He has served as a director of Old Exchange National Bank, Okawville, Illinois since 1988. Mr. Barkau holds the shares of Jefferson common stock as custodian for his minor children and the shares are held in his brokerage account.

         Mr. Barkau's principal business address is 239 East St. Louis Street, Nashville, Illinois 62263, and he is 47 years old.

         Neither Joe Siegert, Mike Thaman, Brad Barkau or I nor any of our associates (i) are, or within the past year have been, a party to any contract, arrangement or understanding with any person with respect to any securities of Jefferson, (ii) have, or during the past two years had, a direct or indirect interest in any transaction or series of similar transactions or in any currently proposed transaction or series of proposed transactions to which Jefferson, or any of its subsidiaries, was or is to be a party, (iii) have any arrangement or understanding with any person or among ourselves with respect to any future transactions to which Jefferson or any of its affiliates will or may be a party, or (iv) have any arrangement or understanding with any person or among ourselves with respect to future employment by Jefferson or its affiliates. Neither Joe Siegert, Mike Thaman, Brad Barkau or I nor any companies that we control have had loans outstanding to Jefferson Heritage Bank since the beginning of its last fiscal year.

         Neither Joe Siegert, Mike Thaman, Brad Barkau nor I have any arrangement or understanding with any other person or among ourselves according to which any of us will be nominated as a director of Jefferson. Neither Joe Siegert, Mike Thaman, Brad Barkau or I nor any of our associates have any interest in the matters to be voted upon at the next Stockholders Meeting other than an interest, if any, as stockholders of Jefferson.

         I estimate that my total expenditures relating to my solicitation of proxies will be approximately $____________ (including, but not limited to, costs related to attorneys, printing, transportation and other costs incidental to the solicitation). Total cash expenditures to date relating to this solicitation have been approximately $____________ . If elected as a director, I intend to seek reimbursement of these expenses from Jefferson. I do not know if the Board of Directors will submit my reimbursement request to a vote of stockholders of Jefferson.

         During the past two years, my only transactions in shares of Jefferson common stock are: a purchase of 4,000 shares on April 24, 1997 and a purchase of 42,000 shares on August 28, 1998. Mr. Siegert had the following transactions in shares of Jefferson common stock during the past two years: purchased 2,000 shares on April 24, 1997; sold 175 shares on May 12, 1997; sold 200 shares on May 15, 1997; sold 100 shares on May 19, 1997; sold 1,100 shares on May 21, 1997; sold 855 shares on May 22, 1997; sold 500 shares on May 23, 1997; purchased 5,000 shares on February 24, 1998; purchased 500 shares on September 4, 1998 and purchased 2,500 shares on October 13, 1998.

         Mr. Barkau has had the following transactions in shares of Jefferson common stock during the past two years: sold 8,813 shares on May ____, 1997; purchased 1,500 shares on June 12, 1997; purchased 8,813 shares on June ____, 1997; sold 3,000 shares on December 22, 1997; sold 2,000 shares on January 28, 1998; sold 12,000 shares on May 15, 1998; sold 3,000 shares on May 19, 1998;
sold 500 shares on May 20, 1998; sold 6,300 shares on May 22, 1998; sold 1,700 shares on May 26, 1998; sold 1,200 shares on May 29, 1998; purchased 5,000 shares on October 2, 1998 and sold 5,000 shares on October 22, 1998.

         Mr. Thaman has had no transactions in shares of Jefferson common stock during the past two years.

         Mr. Siegert borrowed funds to purchase shares of Jefferson common stock. As of __________, 1999, the amount outstanding on such loan was approximately $250,000.

              REQUIRED APPROVAL BY THE OFFICE OF THRIFT SUPERVISION

         Under current federal regulations, I am required to file a notice with the OTS before I am able to vote pursuant to any blue proxies that I receive from stockholders because I am seeking to elect one-third or more of the Board of Directors. The OTS must approve my notice before I can vote any blue proxies. I filed the required notice with the OTS on April 14, 1999.

         If you send me your blue proxy and the OTS does not approve my notice prior to the Stockholders Meeting, then I will be limited to voting for only one candidate for the Board of Directors. In that event, I intend to vote shares represented by the blue proxies in favor of my election as a director with a term expiring in 2002. However, if the OTS approves my notice on or before the date of the Stockholders Meeting, then I will vote the shares represented by the blue proxies in accordance with the directions given. If no directions are given, then I intend to vote FOR the election of Joe Siegert, Mike Thaman, Brad Barkau and me to the Board of Directors, FOR the ratification of the appointment of Jefferson's independent auditors, if this is presented at the meeting, and in my discretion on any other matters that may properly be presented at that meeting.

                       CERTAIN INFORMATION ABOUT JEFFERSON

         Based upon Jefferson's 1998 annual report on Form 10-K filed with the Securities and Exchange Commission, there were 10,067,882 shares of common stock, $.01 par value per share, of Jefferson outstanding as of the close of business on March 15, 1999. Each share of Jefferson is entitled to one vote on each matter to be considered at the Annual Meeting. The address of Jefferson's principal office is 14915 Manchester Road, Ballwin, Missouri, 63011.

                  DATE, TIME AND PLACE OF STOCKHOLDERS MEETING

         Jefferson will notify you of the exact date, time and location of the Stockholders Meeting through a written notice of the meeting once this information has been determined. I will also endeavor to keep you informed of this and other relevant information during the course of the election of directors.

                                  OTHER MATTERS

         I will vote your shares of Jefferson common stock represented by properly executed blue proxies in the manner which you direct. If no specific direction is given, I will vote pursuant to blue proxies FOR the election of Joe Siegert, Mike Thaman, Brad Barkau and me to the Board of Directors of Jefferson and FOR the ratification of the appointment of Jefferson's independent auditors, if this is presented for a stockholder vote. I am assuming that the only matters to be presented at the Stockholders Meeting will be (i) the election of four directors of Jefferson, and (ii) the ratification of the appointment of Jefferson's independent auditors. If other matters are properly presented at the Stockholders Meeting, the blue proxy will grant me authority to vote such proxy in my discretion on such matters. Although I do not expect any such matters to be presented, if they are presented, I intend to vote in accordance with my best judgment on such matters.

         Proxies marked as abstentions, broker non-votes or as withholding authority to vote for Joe Siegert, Mike Thaman, Brad Barkau or me as a director will be treated as shares present for purposes of determining whether a quorum for the Stockholders Meeting is present, but will result in Joe Siegert, Mike Thaman, Brad Barkau or me receiving fewer votes.

         Please refer to Jefferson's proxy statement relating to the Stockholders Meeting that may be sent to all stockholders with respect to information concerning (i) beneficial ownership by management of Jefferson's securities, (ii) beneficial owners of 5% or more of Jefferson's securities,
(iii) committees of Jefferson's Board of Directors, (iv) meetings of Jefferson's Board of Directors and all committees thereof, (v) certain information regarding the existing directors as well as management's nominees to serve as directors of Jefferson, (vi) compensation and remuneration paid and payable to Jefferson's directors and management, (vii) the date by which stockholders must submit proposals to Jefferson for inclusion in Jefferson's next annual meeting proxy statement, and (viii) other matters required by law to be disclosed. I have no independent knowledge as to the accuracy or completeness of the proxy statement that Jefferson's Board of Directors may send to you in connection with the Stockholders Meeting.

         The expense of preparing and mailing this proxy statement and my other soliciting material, as well as my cost of soliciting proxies, will be borne by me but, if elected, I will seek reimbursement of such costs and expenses from Jefferson. In addition to the use of the mails, proxies may be solicited by me, or by my employees who will not be specially compensated for such soliciting, through the use of telephone, fax, telegram and personal solicitation. I will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation material to the beneficial owners of common stock of Jefferson held by such institutions or persons, and I will reimburse such institutions and persons for their reasonable costs of forwarding such material. I have retained ____________ a proxy soliciting firm, to assist in the solicitation of proxies, for which it will receive a fee of approximately $_____________, plus reimbursement of certain out-of-pocket expenses. [Approximately ___ employees of ____________ will be involved in soliciting proxies for me.]

         Once the Board of Directors has established the date, time, place and agenda for the Stockholders Meeting and the record date for stockholders of Jefferson who are eligible to attend and vote at the meeting, I may send additional information to you regarding the meeting. If you are not a stockholder of Jefferson as of the record date for the Stockholders Meeting, or if you buy or sell shares of Jefferson common stock between the date of this proxy statement and the record date for the Stockholders Meeting, then you may have to complete and sign a new blue proxy.


                                    IMPORTANT

         Your vote is important. No matter how many or how few shares you own, please vote for the election of Joe Siegert, Mike Thaman, Brad Barkau and me as Directors of Jefferson, and for the ratification of the appointment of Jefferson's independent auditors by signing, dating and mailing the enclosed blue proxy as soon as possible.

         Please sign and mail only the enclosed blue proxy if you wish to vote in accordance with my recommendations. Do not sign any proxy card that you may receive from the Board of Directors of Jefferson.

         You must sign your blue proxy exactly as your name appears on your Stock Certificate of Jefferson. If you own your stock jointly, both owners should sign the blue proxy.

         STREET NAME STOCKHOLDERS: If your shares of common stock are held in the name of your broker, bank or other nominee, you must to contact your broker, bank or nominee and give them instructions as to the voting of your stock. Your broker or bank cannot vote your shares without receiving your instructions. Please contact the person responsible for your account and instruct them to execute a blue proxy as soon as possible. You should also return your proxy card to your broker or bank as soon as you receive it.

         The proxies that I am soliciting will be valid only at the Stockholders Meeting. The proxies will not be used for any other meeting and may be revoked at any time before they are exercised.

         If you have any questions or need further assistance, please do not hesitate to contact ____________________ at (___)________ .


               The date of this Proxy Statement is April , 1999.

PROXY                                                                   PROXY


                  PROXY SOLICITED ON BEHALF OF GARY L. HOLLAND

                     SOLICITATION OF PROXIES FOR USE AT THE
                      NEXT ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        JEFFERSON SAVINGS BANCORP, INC.

         The undersigned hereby appoints Gary L. Holland as proxy, with full power to appoint his substitute, to represent and to vote, as indicated below, all shares of common stock of Jefferson Savings Bancorp, Inc. ("Jefferson") which the undersigned is entitled to vote at the next annual meeting of stockholders of Jefferson or, if directors are not elected at that meeting, at the next meeting of stockholders at which directors are elected (collectively, the "Stockholders Meeting") and at any and all adjournments thereof, upon the following matters:

         1. Election of Gary L. Holland, Joseph M. Siegert, Michael E. Thaman and Brad Barkau as Directors (vote for one, two, three or all nominees)

                                               For                 Vote
                                                                 Withheld
            Gary L. Holland                    [ ]                  [ ]
            Joseph M. Siegert                  [ ]                  [ ]
            Michael E. Thaman                  [ ]                  [ ]
            Brad Barkau                        [ ]                  [ ]

         2. Ratification of the Appointment of KPMG L.L.P. as Independent Auditors for Jefferson's 1999 Fiscal Year (if presented)

            [ ]  FOR              [ ]  AGAINST             [ ]  ABSTAIN

         3. Other Matters

            In Mr. Holland's discretion, to vote on such other matters as may properly be presented at the next annual Stockholders Meeting and at any and all adjournments thereof.

         This Proxy will be voted as directed, but if no direction is indicated, this Proxy will be voted FOR the election of Gary L. Holland, Joseph M. Siegert, Michael E. Thaman and Brad Barkau as directors of Jefferson and FOR the ratification of the appointment of KPMG L.L.P. as independent auditors for Jefferson's 1999 fiscal year (if presented). With respect to any other matters that may properly be presented at the Stockholders Meeting, Mr. Holland intends to vote in accordance with his best judgment on such matters.

         THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES RELATING TO THE STOCKHOLDERS MEETING PREVIOUSLY GIVEN BY THE UNDERSIGNED WITH RESPECT TO ALL SHARES OF COMMON STOCK OF JEFFERSON OWNED BY THE UNDERSIGNED.

         Please sign exactly as your name appears on the stock records of Jefferson. If there are two or more owners, both should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such. If owner is a corporation, please indicate full corporate name and sign by an authorized officer. If owner is a partnership, please indicate full partnership name and sign by an authorized person.


         Dated:  ______________, 1999        ---------------------------------
                                                      (Signature)



                                             ---------------------------------
                                                (Signature, if held jointly)



                                             ---------------------------------
                                                  (Title, if appropriate)